UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     June 15, 2005

THE DIRECTV GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31945	52-1106564
(Commission File Number)	(IRS Employer Identification No.)

2250 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement

Item 2.03                     Creation of a Direct Financial Obligation

Item 8.01                     Other Events

On June 15, 2005, DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (collectively, “DIRECTV”), which are wholly owned subsidiaries of The DIRECTV Group, Inc., closed their previously announced offering of $1.0 billion aggregate principal amount of 6 3/8% Senior Notes due June 15, 2015.  The ten-year senior notes are unsecured and are guaranteed by all of DIRECTV’s material domestic subsidiaries (collectively, the “Guarantors”). DIRECTV received approximately $1 billion in net proceeds from the offering.  The senior notes bear interest payable semiannually in cash in arrears on June 15 and December 15 of each year commencing on December 15, 2005.

DIRECTV and the Guarantors also entered into an indenture governing the senior notes with The Bank of New York, as trustee (the “Indenture”), for the benefit of holders of the senior notes.  Among other things, the Indenture provides that the senior notes are redeemable in whole or in part, at any time prior to June 15, 2010 by paying a “make whole” premium and at any time thereafter at stated redemption prices, in each case plus accrued and unpaid interest to the date of redemption.  DIRECTV may also redeem up to 35% of the aggregate principal amount of the senior notes using the proceeds of certain equity offerings at any time prior to June 15, 2008.

The Indenture also contains certain covenants which restrict the ability of DIRECTV and certain of its subsidiaries, including the Guarantors, to, among other things, incur additional indebtedness; make certain distributions, investments and other restricted payments; create certain liens; enter into transactions with affiliates; merge, consolidate or sell substantially all of its or their assets; and issue equity securities.  If DIRECTV or the Guarantors fail to comply with such covenants, the trustee or holders of the senior notes could determine to accelerate the payment of the obligations under the senior notes.  If certain other events of default relating to bankruptcy and insolvency occur, the senior notes could be immediately due and payable.  Effective as of the first date on which the senior notes are rated investment grade by both rating agencies identified in the Indenture, and notwithstanding that the senior notes may thereafter cease to be so rated, DIRECTV and its subsidiaries will not be subject to certain of the foregoing covenants and the failure to comply with such covenants would not constitute an event of default.

The senior notes were sold pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered in the United States under the Securities Act or in any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.  However, DIRECTV and the Guarantors have also executed a registration rights agreement with the initial purchasers of the senior notes dated as of June 15, 2005 (the “Registration Rights Agreement”) in which DIRECTV and the Guarantors have agreed to use their reasonable best efforts to cause to become effective a registration statement with respect to an offer to exchange the senior notes for a new issue of substantially identical debt securities registered under the Securities Act.

DIRECTV used a portion of the net proceeds from the sale of the senior notes to repay $500.0 million of outstanding borrowings under the Term B Loan portion of its current senior secured credit facility.  The remainder of the proceeds will be retained by DIRECTV for general corporate purposes.  In connection with this partial repayment of the senior secured credit facility, DIRECTV will record a pre-tax, non-cash charge of approximately $9 million, which will be reported in the consolidated financial statements for each of DIRECTV and The DIRECTV Group, Inc., for the quarter ending June 30, 2005.

The Company is also supplementing its Annual Report on Form 10-K for the year ended December 31, 2004 to confirm that the Company submitted the Listing Company Manual Section 303A.12(a)  certification to the New York Stock Exchange on June 18, 2004.

Attached as Exhibit 99.1 is a press release issued by DIRECTV with regard to the above described transactions.  The Indenture and the Registration Rights Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively.  The foregoing description of each such agreement is qualified in its entirety by reference to the actual agreement.

ITEM 9.01               Financial Statements and Exhibits

(c)                                                                                  Exhibits.

10.1                           Indenture, dated as of June 15, 2005, by and among DIRECTV Holdings LLC, DIRECTV Financing Co, Inc., the Guarantors signatory thereto and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of DIRECTV Holdings LLC and DIRECTV Financing Co., Inc., dated June 20, 2005 (the “Holdings June 20, 2005 8-K”)).

10.2                           Registration Rights Agreement, dated as of June 15, 2005, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and the Initial Purchasers named therein (incorporated herein by reference to Exhibit 10.2 to the Holdings June 20, 2005 8-K).

99.1                           Press Release relating to senior notes offering dated June 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC.
(Registrant)

Date: June 20, 2005	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1

Indenture, dated as of June 15, 2005, by and among DIRECTV Holdings LLC, DIRECTV Financing Co, Inc., the Guarantors signatory thereto and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of DIRECTV Holdings LLC and DIRECTV Financing Co., Inc., dated June 20, 2005 (the “Holdings June 20, 2005 8-K”)).

10.2

Registration Rights Agreement, dated as of June 15, 2005, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and the Initial Purchasers named therein (incorporated herein by reference to Exhibit 10.2 to the Holdings June 20, 2005 8-K).

99.1	Press Release relating to senior notes offering dated June 15, 2005.